SUPPLEMENT DATED APRIL 1, 2009

TO THE PROSPECTUS

OF EACH FUND INDICATED BELOW

Effective as of the date of this supplement, the following replaces any contrary information in the Prospectus of each fund listed in the Appendix to this supplement.

DAYS AND HOURS OF OPERATION

FUND CLOSING

Each fund is open for business and calculates its net asset value (“NAV”) every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, each fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event.

In the event the NYSE does not open for business because of an emergency or other unanticipated event, each fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

EARLY CLOSE

In addition, each fund reserves the right to close early on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the FRBNY close early due to an unanticipated event, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the Securities and Exchange Commission. A fund that closes early under these circumstances will calculate its NAV as of the time of the early close.

For Citi U.S. Treasury Reserves, Citi Institutional U.S. Treasury Reserves and Citi Premium U.S. Treasury Reserves (the “U.S. Treasury

Funds”) only: When SIFMA recommends an early close to the bond markets on a business day prior to (or after) a day on which a national holiday is celebrated, each U.S. Treasury Fund will close for business and calculate its NAV at 12:00 noon Eastern time on that day.

For Western Asset Institutional Government Money Market Fund (the “Institutional Government Fund”) only: When SIFMA recommends an early close to the bond markets on a business day prior to (or after) a day on which a national holiday is celebrated, the Institutional Government Fund will close for business and calculate its NAV at 2:00 p.m. Eastern time on that day.

For Citi Cash Reserves, Citi Premium Liquid Reserves, Citi Institutional Liquid Reserves, Citi Institutional Cash Reserves, Western Asset Institutional Money Market Fund and Western Asset Money Market Fund (the “Prime Funds”) only: When the NYSE closes early on a business day prior to (or after) a day on which a national holiday is celebrated, each Prime Fund that is open at such time will close for business and calculate its NAV at such time the NYSE closes.

Currently, SIFMA recommends an early close on the business day before each of the holidays on which either the NYSE or the FRBNY is closed, and on the business day following a holiday that occurs on a Thursday. For calendar year 2009, SIFMA recommends an early close for the bond markets on the following dates: January 16, February 13, April 9, May 22, July 2, September 4, October 9, November 10, November 25, November 27, December 24 and December 31.

For calendar year 2009, the NYSE will close early (at 1:00 p.m. Eastern time) on November 27, 2009 and December 24, 2009.

To determine whether the fund is open for business, please call the funds’ Service Desk at 800-625-4554 or 212-857-8181 between 8:30 a.m. and 5:30 p.m. (Eastern time). If you do not transact directly with the funds’ Service Desk, but instead transact through a third-party Service Agent, you should contact your Service Agent directly to determine their schedule of operations.

Appendix

Legg Mason Partners Money Market Trust

Citi California Tax Free Reserves

Citi Cash Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Citi Tax Free Reserves

Citi U.S. Treasury Reserves

Western Asset Money Market Fund

Western Asset Government Money Market Fund

Western Asset California Municipal Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Western Asset Municipal Money Market Fund.

Western Asset AMT Tax Free Money Market Fund

Legg Mason Partners Institutional Trust

Citi Institutional Cash Reserves

Citi Institutional Enhanced Income Fund

Citi Institutional Liquid Reserves

Citi Institutional Tax Free Reserves

Citi Institutional U.S. Treasury Reserves

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

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